Exhibit 99.1

UNIFI, INC.

Cautionary Statement Certain statements included herein contain forward-looking statements within the meaning of federal security laws about Unifi, Inc.'s (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause actual outcome and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to, availability, sourcing and pricing of raw materials, pressures on sales prices and volumes due to competition and economic conditions, reliance on and financial viability of significant customers, operating performance of joint ventures, alliances and other equity investments, technological advancements, employee relations, changes in construction spending, capital expenditures and long-term investments (including those related to unforeseen acquisition opportunities), continued availability of financial resources through financing arrangements and operations, outcomes of pending or threatened legal proceedings, negotiation of new or modifications of existing contracts for asset management and for property and equipment construction and acquisition, regulations governing tax laws, other governmental and authoritative bodies' policies and legislation, and proceeds received from the sale of assets held for disposal. In addition to these representative factors, forward-looking statements could be impacted by general domestic and international economic and industry conditions in the markets where the Company competes, such as changes in currency exchange rates, interest and inflation rates, recession and other economic and political factors over which the Company has no control. Other risks and uncertainties may be described from time to time in the Company's other reports and filings with the Securities and Exchange Commission.

Unifi Overview Business Overview Unifi's yarns are found in: Apparel Home furnishings Hosiery Automotive Industrial, sewing thread, military and medical applications Some key Unifi brands include: For the twelve months ended December 24, 2006 ("TTM"), Unifi had net sales and adjusted EBITDA of $692 million and $45 million, respectively Unifi Yarn Product Contributions

Our Manufacturing Process Texturing machines process POY multi- filament yarns Texturing is a combination of heating and stretching of the POY as it passes through the texturing unit Texturing Machines The friction disc unit is the heart of the texturing machine POY enters the top of the unit, passes through the high- speed discs and exits as textured yarn Computers inspect every inch of yarn as it is produced Texturing Units Value-added Processes POY Manufacture Textured Yarns After the POY is processed, the resulting textured yarn has bulk, crimp, strength and consistent dyeability It is now ready to be processed into fabric or used in other processes Package Dyeing Covering Twisting Beaming The first step in producing synthetic yarn begins with the raw material known as POY (partially oriented yarn) Feedstock is used to create polymer which is extruded through microscopic holes to form a single fiber filament Business Overview UNIFI

Business Overview POY Manufacturer Synthetic Fiber Manufacturer Fabric Producer Product Manufacturer Retailer Consumer Petrochemical Raw Material Trade-protected market environment Growing global market Increasing focus upon specialty yarns Strong sourcing power by retailers Strong North American production base Vertical integration of supply chain Raw material pricing pressure from supply and demand dynamics of petrochemical supply chain Unifi fills an integral role in the synthetic fiber value chain Significance to Value Chain UNIFI

Importance of the US Textile Industry Industry / Market Overview USA Textile Industry Shipments (2006): $68.6 Billion Capital Investment During Last 10 Years: $33 Billion Textile Sector Employment: 900,000 people (One of the largest US manufacturing employers) Textile Exports (Annualized 2006): $16.8 Billion (Third largest exporter of textiles in the world) Productivity Increases During Last 10 Years: 51% (Ranks second among all US industrial sectors) ___________________________ Source: NCTO (National Council of Textile Organizations) and US Dept. of Commerce (OTEXA division)

Leading Market Position Unifi 0.62 Other Domestic 0.35 Regional Imports 0.03 Unifi (1) 0.49 Other Domestic 0.25 Regional Imports 0.1 Other Imports 0.15 Unifi 0.42 Other Domestic 0.4 Regional Imports 0.01 Other Imports 0.17 Unifi is the leading North American producer and processor of multi-filament polyester and nylon yarns US Nylon Consumption Share US Dyed Yarn Consumption Share Source: Unifi estimates. Note: POY = partially oriented yarns; DTY = textured yarns. (1) Includes Dillon Yarn's share US Polyester DTY Consumption Share US Polyester POY Consumption Share Industry / Market Overview Unifi 0.26 Other Domestic 0.61 Regional Imports 0.13

Domestic 0.6 Regional Free-Trade(1) 0.4 Export 0.12 Automotive 0.12 Industrial 0.07 Other 0.02 Sales Segmentation Poly POY 0.22 Poly DTY 0.28 Nylon 0.27 Other 0.22 Sales by Product Sales by End-Market Apparel 0.375 Hosiery 0.24 Home Furnishings 0.1725 Automotive 0.1 Industrial 0.09 Other 0.025 Unifi benefits from strong product, geographic and end-market diversity Sales by Geography Business Overview ___________________________ Note: Poly POY = partially oriented polyester yarn; Poly DTY = polyester draw textured yarn; Nylon = nylon draw textured yarn and covered yarns; Other = other value-added processes such as dyed, draw warp, beaming, twisting, and air jet. Data based on calendar year 2006, except for Regional Trade certification break-down which is for 2005. Regional free-trade sales represent those sales to customers who utilize the terms of the NAFTA, CAFTA, CBI and ATPA agreements to produce duty-free finished goods. Estimated based upon 37% and 53% of sales from U.S. polyester and U.S. nylon operations, respectively. Commentary Unifi yarns are demanded by a wide variety of customers Unifi sells its polyester and nylon yarns to approximately 900 customers and 200 customers, respectively In fiscal 2006, only one customer (Sara Lee) accounted for greater than 10% of consolidated sales The Company is not dependent upon any particular geographic or end-market End-markets served include the apparel, hosiery, home furnishings, automotive, and industrial markets Regional free-trade sales (directly as yarn and indirectly via fabric customers) account for approximately 40% of the company's total sales.

Regional Free-Trade Markets Yarn Subject to Duties and / or Quotas Yarn U.S. Textile End Market Yarn Protected Market under CAFTA / CBI / NAFTA / Andean Agreements Canada ? Mexico ? Caribbean Basin ? Central America (2) ? Andean Region (3) Rest of World U.S.A. ___________________________ Regional free-trade agreements consist of NAFTA, CAFTA, ATPA and CBI agreements. CAFTA includes El Salvador, Guatemala, Honduras, Nicaragua, Dominican Republic and Costa Rica Andean Region includes Colombia, Peru, Ecuador and Bolivia. Industry / Market Overview Unifi benefits from trade agreements and conducts business in protected markets(1) Fabric Formation Cut / Sew Fabric Formation Cut / Sew Fabric Formation Cut / Sew UNIFI

Sustainability of Regional Trade

Industry / Market Overview

Import competition primarily focused at the supply chain level

Regional Trade

- US and region trading partners provides competitive advantages
  - High quality for critical end-uses
  - Product innovation
  - Compressed supply-chain / quick turns
  - Regulatory compliant yarns
  - Competitive pricing
- Duty free movement among participants
  - Requires garment to be fully formed in region
  - Compliant yarn must be extruded in region
  - Duty benefit – 28% to 32% on manmade fiber garments
- NAFTA established in 1994 with Canada and Mexico
- CAFTA replaces CBI and is currently being finalized
  - Permanent trading pact
  - Allows for accumulation across region
  - More than just apparel

Synthetic Performance T-Shirt


$6
$5
$4
$3
$2
$1
$-
Unit Cost Per Garment (USD)
$5.09
$4.88
$4.73
$4.95
$0.98
Domestic
US Fabric
Regional Fabric
Imported
Garment
Import Duty (32%)

10

"Region" Still Significant to Apparel Supply Sources of Apparel Consumed in the USA Industry / Market Overview ___________________________ Source: Unifi Internal Estimates, OTEXA, American Apparel & Footwear Association, and Census Bureau CAFTA region projected to grow in 2007 / 2008 In 2006, over 40% of sales were to customers who purchase yarn under terms of the regional free-trade agreements. 49% 45% 41% 38% 33% 30% 5% 8% 11% 14% 25% 26% 6% 6% 6% 5% 4% 4% 31% 32% 33% 31% 34% 9% 9% 10% 10% 7% 6% 33% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2001 2002 2003 2004 2005 2006 Est. Regional (NAFTA + CBI + ANDEAN) China HK + Macau Other Asia Rest of World

China Joint Venture Overview Unifi and Sinopec Yizheng Chemical Fibre Co., Ltd. ("YCFC") formed a 50/50 joint venture in August 2005 with $30 million invested Located in Jiangsu Province, China YCFC is a long-established and highly respected fiber industry leader Immediately leverageable customer base in Asia Unifi personnel manage the day-to-day operations Platform for anticipated further geographic diversification in Asia and expansion into rapidly growing Chinese specialty yarn market Chinese Market Dynamics China imports ~ 30% to ~35% of its specialty yarn Imports pay 17% VAT and 8% duty China's domestic demand for polyester yarns is growing at an annual rate of 8% China's specialty yarn market is growing at an annual rate of 10% Joint Venture Highlights Management has created a sustainable platform for Asian expansion ___________________________ Source: Petrochemical Consulting International (PCI). Focused Business Strategy 3,821 4,846 5,820 8,987 802 933 1,091 1,343 1,453 1,628 315 384 474 501 528 584 6,984 7,765 0 2,000 4,000 6,000 8,000 10,000 2001 2002 2003 2004 2005 2006 Est. Million Pounds Commodity Value-added Premium value-added 4,938 6,162 7,385 8,827 9,746

Synthetic Yarn Producer Fabric Producer Garment Manufacturer Brand Retailer Product innovation Technical expertise Market intelligence Merchandising assistance Trend analysis Commercialization of Specialty Yarns Dick's Sporting Goods Duofold Majestic Athletic Marmot Costco Champion Athletic Key Downstream Customers Russell Athletic U.S. military VF Imagewear Wal-Mart Eastern Mountain JC Penney Pull-through sales efforts have driven branded product growth and market awareness Focused Business Strategy

Branded Product Success Branded Product Sales and Gross Margins Unifi continues to provide what is Next in the market Unifi Brands Unifi has grown premium value-added ("PVA") product sales from ~ $7 million in 2001 to over $50 million annually PVA products generate margins 5x - 10x higher than commodity products Major downstream customers: Wal-Mart, Dick's Sporting Goods, Russell Athletic, Reebok and the U.S. military Business Overview ___________________________ DACRON and SOFTEC are Invista trademarks for polyester, licensed to Unifi, Inc. $6.6 $15.8 $23.7 $33.5 $44.5 $48.0 $57.7 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 2001 2002 2003 2004 2005 2006 2007 (E) Sales ($MM)

The Repreve Story Business Overview

Market Opportunities Fragmented North American polyester and nylon markets Competition primarily consists of small privately-held companies which serve only limited markets Characterized by utilization rates of 75 - 95% Innovation, product quality and customer service are key differentiators Unifi is the market leader in development and commercialization of value-added yarns Specialty yarn generates margins 5x - 10x higher than commodity yarn Entry into Chinese market August 2005 - $30 million invested in Yihua Unifi Fibre Industries ("YUFI") joint venture Successfully closed and monetized unproductive Irish assets for $38 million Fully integrated Kinston plant acquired from Koch Industries in September 2004 Paid off seller financing of $24 million within 9 months of acquisition date Begin domestic market consolidation strategy Purchased assets of Dillon Yarns January 1, 2007 Consolidation of the North American market presents revenue and margin opportunity We plan to selectively pursue acquisitions that offer the potential to strengthen our market position, achieve cost savings and leverage core competencies Focused Business Strategy

Capital Structure Covenants $190 million of 11.5% 2014 Senior Secured Notes Unifi has a covenant-light stable capital structure Amended Revolving Credit Agreement No on-going maintenance covenants Limited ability to make restricted payments, such as dividends, stock repurchases, permitted investments (including China) or create liens Restrictions on use of proceeds from asset sales Incurrence of additional indebtedness covenant of 2 to 1 times fixed charge coverage No call 4 years - optional redemption thereafter Change of control requirement at 101% Financial Overview Matures May 15, 2011 $100 million facility with ability to increase $50 million Secured by eligible working capital No on-going maintenance covenants, as long as availability is greater than $25 million Interested based on LIBOR plus 150 to 225 basis points 25 basis point rebate with fixed coverage ratio greater than 1.5 to 1

Recent Developments Announced the "put exercise" of our interest in Unifi-SANS J.V. Expected to generate $13-15 million in cash first calendar quarter 2008 Announced consolidation of texturing operations into Yadkinville, N.C. plant Announced new Board appointments: William Sams Anthony Loo Stephen Wener

Diverse Customer Base Leading Supplier in Regional Free- Trade Markets Strong Liquidity and Stable Capitalization Experienced Management Team Leading Market Positions Attractive Industry Dynamics Expertise in Value- Added Products UNIFI

UNIFI, INC.